EXHIBIT 24

     The undersigned, Bill D. Helton, a Director of New Century Energies, Inc. ("NCE"), a Delaware corporation, in connection with any filing by NCE with the Securities and Exchange commission under the Securities Act of 1933, as amended, of a registration statement to register NCE's Common Stock, $1 par value, hereby constitutes and appoints Bill D. Helton, Wayne H. Brunetti, Richard C. Kelly, and James D. Steinhilper, 1225 17th Street, Denver, Colorado, and each of them as attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place, and stead to sign with or without the other in any capacities and file any registration statement and any amendments and other documents related thereto, granting unto each attorney-in-fact full power and authority to do and perform any act necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying the acts of each attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1997.



                                 /s/  Bill D. Helton
                                 ------------------------------
                                 Bill D. Helton

     The undersigned, Wayne H. Brunetti, a Director of New Century Energies, Inc. ("NCE"), a Delaware corporation, in connection with any filing by NCE with the Securities and Exchange commission under the Securities Act of 1933, as amended, of a registration statement to register NCE's Common Stock, $1 par value, hereby constitutes and appoints Bill D. Helton, Wayne H. Brunetti, Richard C. Kelly, and James D. Steinhilper, 1225 17th Street, Denver, Colorado, and each of them as attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place, and stead to sign with or without the other in any capacities and file any registration statement and any amendments and other documents related thereto, granting unto each attorney-in-fact full power and authority to do and perform any act necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying the acts of each attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of November, 1997.



                                 /s/ Wayne H. Brunetti
                                 ------------------------------
                                 Wayne H. Brunetti

     The undersigned, C. Coney Burgess, a Director of New Century Energies, Inc. ("NCE"), a Delaware corporation, in connection with any filing by NCE with the Securities and Exchange commission under the Securities Act of 1933, as amended, of a registration statement to register NCE's Common Stock, $1 par value, hereby constitutes and appoints Bill D. Helton, Wayne H. Brunetti, Richard C. Kelly, and James D. Steinhilper, 1225 17th Street, Denver, Colorado, and each of them as attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place, and stead to sign with or without the other in any capacities and file any registration statement and any amendments and other documents related thereto, granting unto each attorney-in-fact full power and authority to do and perform any act necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying the acts of each attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of November, 1997.



                                 /s/  C. Coney Burgess
                                 ------------------------------
                                 C. Coney Burgess

     The undersigned, A. Barry Hirschfeld, a Director of New Century Energies, Inc. ("NCE"), a Delaware corporation, in connection with any filing by NCE with the Securities and Exchange commission under the Securities Act of 1933, as amended, of a registration statement to register NCE's Common Stock, $1 par value, hereby constitutes and appoints Bill D. Helton, Wayne H. Brunetti, Richard C. Kelly, and James D. Steinhilper, 1225 17th Street, Denver, Colorado, and each of them as attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place, and stead to sign with or without the other in any capacities and file any registration statement and any amendments and other documents related thereto, granting unto each attorney-in-fact full power and authority to do and perform any act necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying the acts of each attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1997.



                                 /s/ A. Barry Hirschfeld
                                 ------------------------------
                                 A. Barry Hirschfeld

     The undersigned, Will F. Nicholson, Jr., a Director of New Century Energies, Inc. ("NCE"), a Delaware corporation, in connection with any filing by NCE with the Securities and Exchange commission under the Securities Act of 1933, as amended, of a registration statement to register NCE's Common Stock, $1 par value, hereby constitutes and appoints Bill D. Helton, Wayne H. Brunetti, Richard C. Kelly, and James D. Steinhilper, 1225 17th Street, Denver, Colorado, and each of them as attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place, and stead to sign with or without the other in any capacities and file any registration statement and any amendments and other documents related thereto, granting unto each attorney-in-fact full power and authority to do and perform any act necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying the acts of each attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1997.



                                 /s/ Will F. Nicholson, Jr.
                                 ------------------------------
                                 Will F. Nicholson, Jr.

     The undersigned, J. Michael Powers, a Director of New Century Energies, Inc. ("NCE"), a Delaware corporation, in connection with any filing by NCE with the Securities and Exchange commission under the Securities Act of 1933, as amended, of a registration statement to register NCE's Common Stock, $1 par value, hereby constitutes and appoints Bill D. Helton, Wayne H. Brunetti, Richard C. Kelly, and James D. Steinhilper, 1225 17th Street, Denver, Colorado, and each of them as attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place, and stead to sign with or without the other in any capacities and file any registration statement and any amendments and other documents related thereto, granting unto each attorney-in-fact full power and authority to do and perform any act necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying the acts of each attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of November, 1997.



                                 /s/ J. Michael Powers
                                 ------------------------------
                                 J. Michael Powers

     The undersigned, W. Thomas Stephens, a Director of New Century Energies, Inc. ("NCE"), a Delaware corporation, in connection with any filing by NCE with the Securities and Exchange commission under the Securities Act of 1933, as amended, of a registration statement to register NCE's Common Stock, $1 par value, hereby constitutes and appoints Bill D. Helton, Wayne H. Brunetti, Richard C. Kelly, and James D. Steinhilper, 1225 17th Street, Denver, Colorado, and each of them as attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place, and stead to sign with or without the other in any capacities and file any registration statement and any amendments and other documents related thereto, granting unto each attorney-in-fact full power and authority to do and perform any act necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying the acts of each attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of November, 1997.



                                 /s/ W. Thomas Stephens
                                 ------------------------------
                                 W. Thomas Stephens

     The undersigned, Robert G. Tointon, a Director of New Century Energies, Inc. ("NCE"), a Delaware corporation, in connection with any filing by NCE with the Securities and Exchange commission under the Securities Act of 1933, as amended, of a registration statement to register NCE's Common Stock, $1 par value, hereby constitutes and appoints Bill D. Helton, Wayne H. Brunetti, Richard C. Kelly, and James D. Steinhilper, 1225 17th Street, Denver, Colorado, and each of them as attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place, and stead to sign with or without the other in any capacities and file any registration statement and any amendments and other documents related thereto, granting unto each attorney-in-fact full power and authority to do and perform any act necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying the acts of each attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1997.



                                 /s/ Robert G. Tointon
                                 ------------------------------
                                 Robert G. Tointon